UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Act file number 811-6027
               --------------------------------------------------

                              KAVILCO INCORPORATED
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 206-624-6166

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

ITEM 1. ANNUAL REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------
2006 Annual Meeting of Shareholders

Location: Ted Ferry Civic Center
          888 Venetia Way
          Ketchikan, Alaska
Date: November 4, 2006
Time: 1:00 p.m.

PRESIDENT'S REPORT
--------------------------------------------------------------------------------
Dear Shareholders,

Since incorporating as a business 33 years ago, Kavilco's philosophy has been to stay on a course of conservative investing and discuss among the Board of Directors any actions as to the management of our assets for the financial benefit of the Company.

We are currently in the process of leasing land near the top of Kasaan Mountain to a wireless company for an improved cellular and telephone system as well as broadband Internet service. We are also encouraging mining opportunities with Sealaska Corporation and other mining companies. Although the subsurface estate on Kavilco's land is owned and managed by Sealaska, Kavilco can directly benefit by receiving mining royalties and leasing several of our buildings in Kasaan. We can also collect a fee for use of the Company's roads which access the development of a mine. With the current values for copper, gold and other minerals in our area, this may be a good opportunity to use our land holdings. We are continually looking for ways to bring in financial benefits with little or no risk to our portfolio.

This year we are working hand in hand with the Kasaan Haida Heritage Foundation
(KHHF) towards the restoration of Chief Son-I-Hat's Whale House. KHHF continues to work on preserving our Haida culture and history. KHHF voted to fund $6,301 towards an architectural study of the Whale House in order to determine the scope and costs of restoration. This important step will help us to seek further restoration funding from Federal, state and private organizations.

This coming year we will finish our new land use plan. This plan is a revision of our original 1980 plan. It will contain information on past logging operations and road locations that may be useful in the future for other opportunities. All logging roads built on Kavilco-owned land have been closed. This means that all culverts have been removed, and any potential flood areas are ditched for water drainage. These roads can be re-opened for future mining activities. Closing unused logging roads relieves Kavilco of potential liability from people using the roads for sightseeing or hunting.

As in past years, this Annual Report was designed in the Seattle office by our Corporate Secretary, Deanna Kaulay. The selection of photos that may be of interest to you, as shareholders, are gathered from museums, U.S. Forest Service archives and private sources.

Scott Burns, our Chief Financial Officer, is responsible for managing our financial portfolio, as directed by the Board of Directors, on a daily basis. He reports on financial activities during Board of Directors meetings.

As a management team, all three of us work together on all issues of corporate matters, as well as shareholder concerns. Any and all issues are reported to Board members in a timely manner.

My hope is that we will be able to answer any and all concerns that shareholders may have. I hope to see many of you at the Annual Meeting in Ketchikan, Alaska on November 4, 2006. I wish the best of health to all. Thank you for your continued support of management and the Board of Directors.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/Chief Executive Officer

CHIEF FINANCIAL OFFICER'S REPORT
--------------------------------------------------------------------------------
Dear Shareholders,

Short-term interest rates moved higher in 2005. This was a direct result of the Federal Reserve Board (Fed) increasing the Federal Fund Rate in order to slow down the economy because of looming inflationary pressures. But when long-term interest rates finally started increasing, bond prices fell and turned bearish. Falling bond prices erode the value of our bond portfolio but value does not impact your dividend; only actual revenue enters into the computation of your dividend. What was our portfolio strategy for dealing with the increase in interest rates across the bond yield curve?

Our strategy was two-fold. First we invested in bonds that had a variable interest rate. They have a higher yield than our money market fund, and over the life of the bond, there are periodic increases in yields. The second part of the strategy required trading long-dated Treasury bonds. A change in interest rates of .01% has a major impact on the value of the underlying security. Based on technical indicators and various economic trends, we received a buy signal in early July. In August, we were sitting on a substantial unrealized loss. However, due to some negative economic news, the unrealized losses soon disappeared and we were able to sell the bonds at a $173,474 gain in September. For the year we had a net realized gain of $216,449.

Despite all the hype we hear about stocks on business news programs, the actual bottom line results were not impressive overall. In 2005, the S&P 500 gained 4.68% and NASDAQ was up only 3.4%, which is less than what we would have made in investing in T-bills collecting interest with no risk at all. The Dow Jones Stock Index was the weakest, not even breaking even.

With corporate earnings coming in above estimates and an economy that had a respectable growth rate of 3.5%, why did the various major stock indexes under perform? The stock market is a discounting mechanism that does not deal well with the unknown, particularly when dealing with a major component of our economy. The greatest threat to our economy is the housing bubble. The Fed created a huge capital pool in response to the bursting of the stock market bubble in 2000. They did this in order to thwart any deflationary shocks to the economy that usually follow the demise of an asset mania. Japan is a classic case of deeply ingrained deflation that is only now beginning to correct after the twin manias of stock and property bubbles burst in the early 90s.

The Fed was successful in preventing deflationary shocks. However, in the course of providing easy credit, they unknowingly fueled the fires of inflation and created a housing bubble that dwarfs previous housing booms. To get some idea of what housing contributes to our economy consider the following: 30% of all new jobs created since the mild economic slowdown at the beginning of the decade have been housing related; and for every dollar spent on residential construction, $1.27 in additional economic activity is generated. It should be noted that according to the Liscio Report (analytical newsletter); the $1.27 of additional economic thrust doesn't include the hardly inconsequential economic stimulus of remodeling or mortgage/equity withdrawal.

As previously discussed, the Fed is increasing short-term interest rates to slow down the economy, which in turn, will impact housing market. Since housing is a major component of our economy, what can we expect from the Fed's actions? There have been two other major housing downturns in the past 40 years: from 1978 to 1982 and from 1988 to 1992. In both cases, the level of sales and construction fell sharply, and the annual change in real home prices plunged from a peak of around plus 6% to a low around minus 6%. In the current cycle, home price appreciation reached a peak of more than 10%. If history is our guide, a 10% reduction in prices would have a severe impact on our economy.

It is important to note that the previous two housing downturns were followed by recessions: a deep one in the early 1980s and a mild one in the early 1990s. In neither case did the housing bust cause a recession, but once the economic downturn took hold of the housing and labor market, the recession deteriorated.

In summary, the U.S. economy will be subject to three unstoppable forces: the housing slowdown, high oil prices and higher interest rates. The U.S. consumer, already burdened with high debt, will be hit hard by these shocks. Also, an end to the era of massive wealth gains from housing will remove a major tailwind behind consumer spending. It appears to me that we are in the midst of a perfect storm that will broadside our economy. If I am correct, we can anticipate an economic slowdown/recession which will cause the Fed to reverse course. That is, short-term interest rates will be reduced in an effort to stimulate the economy.

In the current economic cycle, the goal of managing the portfolio is to have all of our investments firmly in place prior to a possible slowdown. At every Board meeting, risk/reward issues are debated at length in order to develop a portfolio strategy. This approach has worked for us in the past and I believe that we can develop a strategy that will preserve our capital, while getting out a decent return to you in the form of dividends.

I would like to thank you and the Board of Directors for your support during these trying economic times.

Sincerely,

/s/ Scott Burns

Scott Burns
Chief Financial Officer


DIVIDEND DISTRIBUTIONS
1980 Initial                       $ 3,000,000
Distribution
1981 Debenture                       1,200,000
1981 Alaska Native Fund                283,282
1982 Debenture                       1,200,000
1983 Alaska Native Fund                 69,940
1983 Debenture                       1,200,000
1984 Debenture                       1,200,000
1984 Dividend                          120,000
1985 Debenture                       1,200,000
1986 Dividend                          120,000
1986 Debenture                       1,200,000
1987 Debenture                       1,200,000
1987 Property Dividend                 236,066
1987 Dividend                          120,000
1988 Debenture                       1,200,000
1989 Debenture                       1,200,000
1989 Dividend                          240,000
1990 Debenture                       1,200,000
1990 Dividend                          600,000
1991 Dividends                       1,080,000
1992 Dividends                         960,000
1993 Dividends                       1,214,400
1994 Dividends                       1,248,300
1995 Dividends                       1,728,000
1996 Dividends                       1,927,680
1997 Dividends                       1,992.000
1998 Dividends                       1,956,003
1999 Dividends                       2,027,167
2000 Dividends                       1,811,000
2001 Dividends                       1,932,000
2002 Dividends                       1,764,000
2003 Dividends                       1,650,000
2004 Dividends                       1,215,000
2005 Dividends                       1,009,200
                                    ----------
TOTAL DISTRIBUTIONS                $40,301,631
                                   ===========
Total per share
(12,000 shares)                    $     3,358

            IF YOU HELD 100 SHARES
         SINCE 1980 YOU HAVE RECEIVED
                   $335,800


[ANDERSON ZURMUEHLEN & CO., P.C. LETTERHEAD]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Kavilco Incorporated
(an investment company)

We have audited the accompanying statement of assets and liabilities of Kavilco Incorporated (an investment company), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2005 and 2004, and the financial highlights for the years ended December 31, 2005, 2004, and 2003. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002, were audited by other auditors whose report dated February 15, 2003, expressed an unqualified opinion on those highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2005, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Anderson ZurMuehlen & Co., P.C.

Anderson ZurMuehlen & Co., P.C.
Seattle, Washington
February 22, 2006



                      KAVILCO INCORPORATED
                     (an investment company)
               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2005
              ------------------------------------
ASSETS
 Investments in securities, at market
   value (identified cost $33,282,355)               $ 33,684,535
 Real estate at fair value                              3,588,815
 Cash and cash equivalents                                178,020
 Interest receivable                                      260,341
 Premises and equipment, net                                4,645
 Prepaid expenses and other assets                         13,300
                                                     ------------
   Total assets                                        37,729,656
                                                     ------------
LIABILITIES
 Accounts payable and accrued expenses                     23,302
 Dividends payable                                         27,341
                                                     ------------
   Total liabilities                                       50,643
                                                     ------------
COMMITMENTS AND CONTINGENCIES
   Net assets                                        $ 37,679,013
                                                     ============
Net assets consist of:
 Undistributed net investment income                 $     34,305
 Unrealized appreciation on
  Investments                                             402,180
  Real estate                                           2,534,726
 Contributed capital                                   34,707,802
                                                     ------------
   Net assets                                        $ 37,679,013
                                                     ============
Net asset value per share of common stock
 ($37,679,013 divided by 12,000 shares
  outstanding)                                       $   3,139.92
                                                     ============

The Notes to Financial Statements are an integral part of this statement.

                         KAVILCO INCORPORATED
                       (an investment company)
                       SCHEDULE OF INVESTMENTS
                          December 31, 2005
                       -----------------------
                                              Principal         Market
                                                amount/          value
                                                 shares
INVESTMENTS IN SECURITIES - 89.4%           -----------     ----------
OF NET ASSETS

U.S. GOVERNMENT SECURITIES - 40.8%
 United States Treasury Notes, 1.500%,
   3/31/06                                    1,000,000       $993,710
 United States Treasury Bond, 7.250%,
   5/15/16                                    2,000,000      2,455,780
 Federal National Mortgage Association
  variable rates
   6.210%,11/7/07                             1,000,000      1,025,490
   6.150%, 12/10/07                           1,000,000      1,025,710
   4.000%, 12/14/07                           1,000,000        984,690
   3.375%, 12/28/07                           1,000,000        993,750
   3.500%, 12/17/09                           1,000,000        994,060
   6.150%, 6/30/10                            1,000,000        984,380
   3.375%, 7/7/10                             1,000,000        980,630
 Federal Home Loan Bank -
  variable rates
   3.250%, 6/6/06                             1,000,000        997,810
   3.350%, 7/11/06                            1,000,000        997,810
   3.760%, 9/29/06                            1,000,000        993,130
   4.000%, 6/29/07                            2,000,000      1,977,500
                                                           -----------
    Total U.S. government securities
      (cost $15,494,532)                                    15,404,450
                                                           -----------
CORPORATE OBLIGATIONS - 21.2%
 Banking - 2.7%
  Chase Manhattan Corp., 7.875%,
   7/15/06                                    1,000,000      1,013,570
 Beverage (soft drink) - 2.2%
  Coca-Cola Enterprises, 8.500%, 2/1/12         700,000        830,466
 Diversified financial services - 2.9%
  General Electric Cap Corp., 8.500%,
   7/24/08                                    1,000,000      1,084,480
 Electric utility - 0.5%
  Potomac Electric Power Co., 6.500%,
   3/15/08                                      190,000        196,168
 Entertainment - 0.8%
  Walt Disney Company, 5.800%, 10/27/08         290,000        293,970
 Food processing - 0.6%
  Heinz Corp., 6.000%, 3/15/08                  229,000        233,607
 Retail store - 3.1%
  Wal-Mart Stores, 6.875%, 8/10/09            1,000,000      1,064,280
  Dayton Hudson, 8.600%, 1/15/12                100,000        118,473
 Securities brokerage - 5.7%
  Merrill Lynch & Co., 6.375%, 10/15/08       1,000,000      1,090,900
  Bear Stearns Co., 7.625%, 12/7/09           1,000,000      1,037,890
 Telecommunication services - 2.7%
  Pacific Bell, 6.125%, 2/15/08               1,000,000      1,016,860
                                                            ----------
   Total corporate obligations
     (cost $7,542,824)                                       7,980,664
                                                           -----------
COMMON STOCK - 0.3%
 Technology - 0.28%: Microsoft Corp.              3,640         95,186
 Gold/Silver mining - 0.02%
  Coeur d'Alene Mines Corp.                       2,000          8,000
                                                           -----------
    Total common stock (cost $48,764)                          103,186
                                                           -----------
SHORT-TERM INVESTMENTS - 27.1%
 Prime Obligation Funds                      10,196,235     10,196,235
    Total short-term investments
     (cost $10,196,235)                                    -----------

    Total investments in securities
      (identified cost $33,282,355)                        $33,684,535
                                                           ===========

The Notes to Financial Statements are an integral part of this statement.


                   KAVILCO INCORPORATED
                  (an investment company)
                  STATEMENT OF OPERATIONS
               Year Ended December 31, 2005
               ----------------------------

Investment income
 Interest                                       $ 1,281,170
 Dividends from money market fund                   238,290
 Dividends                                            2,497
                                                -----------
    Total investment income                       1,521,957
                                                -----------
Expenses
 Salaries and benefits                              282,077
 Directors' compensation and expenses               246,748
 Legal and accounting                                23,392
 Custodian                                           11,777
 Insurance expense                                   71,967
 Office and equipment leases                         55,769
 General and administrative                          63,942
                                                -----------
    Total expenses                                  755,672
                                                -----------
Net investment income                               766,285
                                                -----------

Realized and unrealized gain on investments
 Net realized gain on investments                   216,449
 Net decrease in unrealized appreciation on
  investments                                     (756,272)
                                                -----------
Net realized and unrealized gain (loss) on
  investments                                     (539,823)
                                                -----------

Net operating income (loss)                         226,462
                                                -----------
Other income                                         58,975
                                                -----------
Net increase in net assets resulting from
  operations                                       $285,437
                                                ===========

The Notes to Financial Statements are an integral part of this statement.


                        KAVILCO INCORPORATED
                      (an investment company)
                STATEMENTS OF CHANGES IN NET ASSETS
               Years Ended December 31, 2005 and 2004
               --------------------------------------

                                                2005        2004
                                            -----------  -----------
Increase (decrease) in net assets from
operations
 Net investment income                          $766,285    $777,180
 Net realized gain on investments                216,449     390,956
 Net(decrease)
   in unrealized appreciation                  (756,272) (1,172,266)
 Net other income                                 58,975      48,660
                                             -----------  ----------
    Net increase in net assets resulting
      from operations                            285,437      44,530
                                             -----------  ----------
Dividends and distributions
 Net investment income                         (888,545)   (775,384)
 Net realized gain on investments               (61,680)   (390,956)
 Net other income                               (58,975)    (48,660)
                                             -----------  ----------
    Total dividends and distributions        (1,009,200) (1,215,000)
                                             ----------- -----------
    Total (decrease) in net assets             (723,763) (1,170,470)

Net assets
 Beginning of year                            38,402,776  39,573,246
                                             ----------- -----------
 End of year (including undistributed net
  investment income of $34,305 and $1,796,
  respectively)                              $37,679,013 $38,402,776
                                             =========== ===========

The Notes to Financial Statements are an integral part of this statement.


                             KAVILCO INCORPORATED
                            (an investment company)
                             FINANCIAL HIGHLIGHTS
                     Years Ended December 31, 2001 - 2005
                     ------------------------------------

Per share operating performance (for a share of capital stock outstanding throughout the period):
                             2005       2004       2003      2002       2001
Net asset value,           ---------  ---------  --------- ---------  ---------
beginning of year          $3,200.23  $3,297.77  $3,310.27 $3,268.17  $3,203.96
                           ---------  ---------  --------- ---------  ---------
Income from investment
operations
 Net investment income         63.86      64.77     103.48    123.70     150.06
 Net realized and
   unrealized gain
   (loss)                    (44.99)    (65.11)      18.68     49.91      70.41
 Net other income               4.92       4.06       2.84     15.49       4.74
                           ---------  ---------  --------- ---------  ---------
   Total from investment
     operations                23.79       3.72     125.00    189.10     225.21
                           ---------  ---------  --------- ---------  ---------
Less dividends and
distributions from
 Net investment income       (74.04)    (64.62)   (115.06)  (116.99)   (159.93)
 Net realized gain
   on investments             (5.14)    (32.58)    (19.60)   (10.85)      -
 Net other income             (4.92)     (4.06)     (2.84)   (19.16)     (1.07)
                           ---------  ---------  --------- ---------  ---------
  Total distributions        (84.10)   (101.26)   (137.50)  (147.00)   (161.00)
                           ---------  ---------  --------- ---------    -------
Net asset value, end
of year                    $3,139.92  $3,200.23  $3,297.77 $3,310.27  $3,268.17
                           =========  =========  ========= =========  =========
Total return (%)                0.74       0.11       3.78      5.79       7.54

Ratios/supplemental data
 Net assets, end of year
  (in thousands)($)           37,679     38,403     39,573    39,723     39,218

Ratio to average net
assets (%)
 Expenses                       1.98       1.97       1.92      1.88       1.78
 Net investment income          2.01       1.98       3.08      3.75       4.54

Portfolio turnover rate
(%)                            131.3        6.2       56.7       9.6        3.0


The Notes to Financial Statements are an integral part of this statement.

KAVILCO INCORPORATED
(an investment company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2005

NOTE 1. ORGANIZATION
--------------------------------------------------------------------------------
Kavilco Incorporated (the Company) is a village corporation within the Sealaska region organized pursuant to the Alaska Native Claims Settlement Act ("ANCSA"). Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

Under Section 12(a) of ANCSA, on December 5, 1979 the Company received entitlement to the surface estate of real property totaling approximately 23,055 acres. In 1987, 194 acres of the Company's real property were distributed to the shareholders, and the timber rights on the remaining 22,861 acres were sold. However, the Company retains all other rights to the surface estate of the real property. The sale of the timber rights contract expired in December 2001, and the timber rights reverted back to the Company. However, at that time, there were no stands of economically viable timber remaining on the property. Since selling the timber rights, the Company has derived the majority of its income from investments.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 (the "Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies. The following is a summary of the significant accounting policies consistently followed by the Company in the preparation of these financial statements.

SECURITY VALUATION:
Investments in securities consist primarily of U.S. government securities, corporate obligations, commercial paper and common stock. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Commercial paper is stated at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS:
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

INVESTMENT INCOME:
Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date.

REAL ESTATE:
Real estate is carried at fair value as determined in good faith by the Board of Directors. Real estate represents entitlement to the surface estate of real property described in Note 1, for which no readily available market quotation exists. The real estate was initially recorded by the Company at its appraised value at the date of conveyance ($934,089). In addition, during the year 2002, the Company received an additional 89.24 acres in the process of closing out the timber sale contract, in payment of a past due rent obligation that was owed to the Company. The Board of Directors engaged a Certified Forester (the "Forester") to provide an estimate of the value of the real property. The value of this additional land was estimated by the Forester to be $120,000 for a total cost basis of $1,054,089. In order to estimate the fair value of this real property, the Board of Directors has considered such relevant factors as the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. The Board of Directors estimated the fair value of this real property at December 31, 2005 to be $3,588,815 on the basis of good faith consideration of both the aforementioned pertinent factors and the analysis performed by the Forester. Based on the inherent uncertainty of valuation, however, this estimated value may differ significantly from the value that would have been used had a ready market for the real property existed, and the difference could be material.

FEDERAL INCOME TAXES:
The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Therefore, no federal income tax provision is required for the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENTS
--------------------------------------------------------------------------------
Purchases of investment securities (consisting of U.S. government securities, commercial paper, and common stock) aggregated $41,299,609 for the year ended December 31, 2005, and sales and maturities of investment securities (consisting of U.S. government securities, corporate obligations, commercial paper, and common stock) aggregated $50,500,329 for the year ended December 31, 2005.

NOTE 4. PREMISES AND EQUIPMENT
--------------------------------------------------------------------------------
Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed generally on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $2,505 for the year ended December 31, 2005.

Building                                          $154,369
Furniture, fixtures, and equipment                 100,096
                                                  --------
                                                   254,465
Less accumulated depreciation                     (249,820)
                                                  --------
                                                   $ 4,645
                                                   =======



NOTE 5. LEASE OBLIGATION
--------------------------------------------------------------------------------
The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2008. Rent expense for the year ended December 31, 2005 was $38,249, which has been included in the general and administrative expenses.

At December 31, 2005, future minimum lease commitments under the non-cancelable operating lease are approximately as follows:


2006        $29,700
2007         29,700
2008         22,200
            -------
            $81,600
            =======


NOTE 6. NET ASSETS
--------------------------------------------------------------------------------
The Company's capital structure is as follows:

     Common stock
            Class A, no par value - Authorized, 1,000,000 shares;
               issued and outstanding, 11,576.83 shares
            Class B, no par value - Authorized, 500,000 shares;
               issued and outstanding, 423.17 shares

Upon organization, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. (Before the Company's stock may be publicly traded, it must amend its Articles of Incorporation.) The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock.

NOTE 7. TAX BASIS OF DISTRIBUTABLE INCOME
--------------------------------------------------------------------------------
At December 31, 2005, there was approximately $43,000 of undistributed ordinary income for tax purposes. During the year ended December 31, 2005, $947,520 of the Company's distributions comprised ordinary income, and $61,680 were considered long-term capital gains.

The tax cost of investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation on a tax basis is $550,151 and $147,971, respectively.


NOTE 8. PENSION PLAN
--------------------------------------------------------------------------------
Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended December 31, 2005 totaled $50,640.

ITEM 2. CODE OF ETHICS
--------------------------------------------------------------------------------
Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on November 10, 2000 and is available on the Registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
--------------------------------------------------------------------------------
Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act
(Act). Pursuant to the Act, Kavilco's stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to a court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.
The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statement and various CPA correspondences with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the Board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron, and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco's stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributed to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
--------------------------------------------------------------------------------
During the period covering the fiscal years ended December 31, 2005 and 2004, Anderson ZurMuehlen & Co., P.C. performed the following professional services:

                                2005            2004
                             -------         -------
(a)AUDIT FEES                $17,000         $16,500
(b)AUDIT RELATED FEES             $0              $0
(c)TAX FEES                   $3,100          $2,750

(d) ALL OTHER FEES. In addition, Anderson ZurMuehlen & Co., P.C.'s sister company, Employee Benefits Resources, LLC (EBR), provided services to the Company in connection with the plan document for the Company's pension plan and preparation of Form 5500. The total fees paid by the Company to EBR were $475 in 2005 and $1,225 in 2004.

(e) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
--------------------------------------------------------------------------------
Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6. SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
This schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES
--------------------------------------------------------------------------------
The Board of Directors adopted the following resolution during the November 2003 Board Meeting.

KAVILCO INCORPORATED RESOLUTION 11-14-03b: PROXY VOTING POLICIES
--------------------------------------------------------------------------------
The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
     RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management's recommendations on any corporate proposals that appear on the proxy.
     RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
     RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file of form N-PX with SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30,2004. In addition, this information will be available on Kavilco's Web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/Louis A. Thompson
Louis A. Thompson, President

/s/John Campbell
John Campbell, Secretary

(Corporate Seal)


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
             COMPANIES
--------------------------------------------------------------------------------
This disclosure requirement is not applicable to Registrant at this time.

ITEM 9. RESERVED
--------------------------------------------------------------------------------
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
--------------------------------------------------------------------------------
There have been no material changes to the procedures by which shareholders may recommend nominees to Kavilco's Board of Directors since Kavilco last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES
--------------------------------------------------------------------------------
The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940) are effective in design and operation and are sufficient to form the basis of the certifications required, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS
--------------------------------------------------------------------------------
(a)(1)    CEO Certification
(a)(2)    CFO Certification

SIGNATURES
--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Kavilco Incorporated and in the capacities and on the dates indicated.

By /s/Louis A. Thompson

Louis A. Thompson
Chief Executive Officer
October 5, 2006

By /s/Scott Burns

Scott Burns
Chief Financial Officer
October 5, 2006